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                                                                   EXHIBIT 10.19

                             MUTUAL GENERAL RELEASE

        For a valuable consideration, the receipt and adequacy of which are hereby acknowledged, David P. Collins ("Employee") and ARV assisted Living, Inc. (the "Company") (collectively the "Parties") do hereby release and forever discharge the "Releasees" herein, consisting of each other and each of their respective parents, subsidiaries, associates, owners, stockholders, predecessors, successors, heirs, assigns, employees, agents, directors, officers, partners, representatives, lawyers, and all persons acting by, through, under, or in concert with them, or any of them, of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called "Claims"), which they now have or may hereafter have against the Releasees by reason of any and all acts, omissions, events or facts occurring or existing prior to the date hereof, except as expressly provided herein. The Claims released hereunder include, without limitation, any alleged breach of any employment agreement; any alleged breach of any covenant of good faith and fair dealing, express or implied; any alleged torts or other alleged legal restrictions relating to the Employee's employment and the termination thereof; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Federal Age Discrimination in Employment Act of 1967, as amended, the California Fair Employment and Housing Act. This Release shall not apply to Employee's right to retirement and/or employee welfare benefits that have vested and accrued prior to his separation from employment with the Company; Employee's rights to indemnification under the Company's policies, existing agreements with the Company, by-laws or any partnership agreement; or the Parties' rights under the Separation Agreement executed concurrently herewith.

        EMPLOYEE AND THE COMPANY ACKNOWLEDGE THAT HE AND IT ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

EMPLOYEE AND THE COMPANY BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS HE AND/OR IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

               IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, EMPLOYEE IS AWARE OF THE FOLLOWING WITH RESPECT TO HIS RELEASE OF ANY CLAIMS UNDER THE AGE DISCRIMINATION AND EMPLOYMENT ACT ("ADEA"):

                (i) HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS MUTUAL GENERAL RELEASE;


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                (ii)    HE HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS MUTUAL
                        GENERAL RELEASE; AND

                (iii) HE HAS SEVEN (7) DAYS AFTER SIGNING THIS MUTUAL GENERAL RELEASE TO REVOKE THIS AGREEMENT, AND THIS AGREEMENT WILL NOT BE EFFECTIVE AS TO ANY ADEA CLAIM UNTIL THE EIGHTH (8TH) DAY FOLLOWING EMPLOYEE'S SIGNING THIS MUTUAL GENERAL RELEASE.

        Consequences of Revocation. In the event that Employee should elect to revoke this agreement as described in the paragraph above, this Mutual General Release shall be null and void in its entirety, and that certain Separation Agreement executed concurrently with this Mutual General Release shall also be null and void in its entirety.

        The parties represent and warrant to the Releasees that there has been no assignment or other transfer of any interest in any Claim which either Parties may have against the Releasees, or any of them, and that each of the Parties agrees to indemnify and hold the Releasees harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred as a result of any person asserting any such assignment or transfer of any rights or Claims under any such assignment or transfer from such Party.

        Each of the Parties agrees that if he or it hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees any of the claims released hereunder, then the party asserting such claim(s) will pay to the Releasees against whom such claim(s) is asserted, in addition to any other damages caused thereby, all attorneys' fees incurred by such Releasees in defending or otherwise responding to said suit or Claim.

        The parties further understand and agree that neither the payment of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees.


                              /s/  DAVID P. COLLINS             As of 12/31/97
                              -------------------------------   ---------------
                              David P. Collins                  Date


                              ARV Assisted Living, Inc.



                              By:  /s/  HOWARD G. PHANSTIEL     As of 12/31/97
                                 ----------------------------   ---------------
                                   Howard G. Phanstiel          Date
                              Its: Chairman